Exhibit 99.1

CONSOL ENERGY INC. ATTENTION: INTERIM GENERAL COUNSEL AND CORPORATE SECRETARY 275 TECHNOLOGY DRIVE, SUITE 101 CANONSBURG, PA 15317 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on January 8, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting - Go to www.virtualshareholdermeeting.com/CEIX2025SM You may participate in the meeting via the Internet and vote electronically during the meeting. Have your proxy card in hand when you access the web site and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by CONSOL Energy Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on January 8, 2025. Have your proxy card in hand when you call and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V58808-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CONSOL ENERGY INC. The Board of Directors recommends you vote FOR Proposals 1, 2 and 3. For Against Abstain 1. To approve the issuance of shares of common stock, par value $0.01 per share (“CONSOL common stock”), of CONSOL Energy Inc. (“CONSOL”) to stockholders of Arch Resources, Inc. (“Arch”) pursuant to the terms of the Agreement and Plan of Merger, dated as of August 20, 2024, by and among CONSOL, Mountain Range Merger Sub Inc., a wholly owned subsidiary of CONSOL, and Arch. 2. To adopt an amendment to CONSOL’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of CONSOL common stock from 62,500,000 shares to 125,000,000 shares. 3. To approve one or more adjournments of the special meeting to a later date or time, if necessary or appropriate, including adjournments to permit the solicitation of additional votes or proxies if there are not sufficient votes cast at the special meeting to approve Proposal 1 or Proposal 2. Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The material is available at: www.proxyvote.com. V58809-TBD Proxy - CONSOL Energy Inc. PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 9, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints James A. Brock, Kurt R. Salvatori and Matthew S. Tyree, and each of them, as proxies with power of substitution and power to act alone to vote on behalf of the undersigned all shares, on all matters designated on the reverse side or otherwise properly presented at the Special Meeting of Stockholders of CONSOL Energy Inc., as the undersigned may be entitled to vote at the Special Meeting of Stockholders of CONSOL Energy Inc. to be held on January 9, 2025 at 8:00 a.m., Eastern Time, via live webcast at www.virtualshareholdermeeting.com/CEIX2025SM, and any postponements or adjournments thereof, with all powers that the undersigned would possess if personally present. This Proxy when properly executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted “FOR” Proposal 1, Proposal 2 and Proposal 3. The proxies are authorized, in accordance with their judgment, to vote upon such other matters as may properly come before the meeting and any postponement or adjournment thereof. (Items to be voted appear on reverse side)